UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01728

Nicholas Fund, Inc.

(Exact Name of Registrant as specified in charter)

411 East Wisconsin Avenue, Suite 2100, Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices)          (Zip Code)

Jennifer R. Kloehn, Senior Vice President and Treasurer

411 East Wisconsin Avenue, Suite 2100

Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 10/31/2025

Date of reporting period: 10/31/2025

Item 1. Report to Stockholders.

(a)

Nicholas Fund, Inc. NICSX

Annual Shareholder Report

October 31, 2025

This annual shareholder report contains important information about Nicholas Fund, Inc. (the "Fund") for the period of April 1, 2025 to October 31, 2025. You can find additional information about the Fund at www.nicholasfunds.com/FundMaterials. You can also request this information by contacting us at 1-800-544-6547.

This report describes changes to the Fund that occurred during the reporting period.
What Were the Portfolio Costs for the Last Seven Months?(*)
(based on a hypothetical $10,000 investment)
Portfolio Name	Costs of a $10,000 Investment	Annualized Costs Paid as a Percentage of a $10,000 Investment
Nicholas Fund	$74	0.70%
(*)	The Fund changed its fiscal year end to October 31 during the period. The period is from April 1, 2025 to October 31, 2025. Expenses for a 12-month reporting period would be higher.
How Did the Fund Perform Last Year and What Affected its Performance?

For the seven-month period ended October 31, 2025, the Fund returned 10.41%.

Positioning

The Fund is typically exposed to more stable growth companies relative to its benchmark, the Standard & Poor's 500 Index. With this positioning, which tends to favor predictability of earnings and cash flow over the absolute level of growth of same, the Fund generally lags in strong up markets or narrow breadth environments where a few large benchmark weights drive Index returns, as was the case during the period.

Performance

The Fund posted a positive return during the period, while underperforming relative to its benchmark. Overall equity market returns were strong but concentrated within sectors and securities experiencing tailwinds from the artificial intelligence (AI) and crypto booms. Stable growth companies, examples of which are held in the Fund, experienced multiple compression despite reasonably strong earnings and cash flow growth. Accommodative monetary policy from the Federal Reserve, which began reducing its fed funds target rate again in September after a pause since December 2024, also led to the outperformance of interest rate-sensitive areas, where the Fund is typically underweight due to the cyclical nature of interest rates.

What factors influenced performance?

The period featured strong equity performance in what the investment team would deem a "risk on" environment since early April's "Liberation Day".  With the aforementioned AI and crypto-fueled booms, sector outperformance was concentrated within the S&P 500's communication services and information technology sectors. While the Fund had similar sector weights to the benchmark in both of these areas, the composition of Fund holdings was skewed to more stable growth areas such as software and services vs. semiconductors and semi capital equipment, which tend to be more cyclical historically but were large outperformers in the period. Additionally, the Fund held a number of top-performing benchmark names such as Nvidia Corporation, but below benchmark weights as part of the Fund's risk management process, hindering relative performance for the fiscal year.

Top Contributors:

The largest contributors to the Fund's performance were an underweight of the energy sector and positive stock selection within the communication services sector.

Individual name contributors (portfolio contribution to return basis):

  Alphabet Inc. Class C (GOOG)

  Nvidia Corporaiton (NVDA)

  Advanced Micro Devices, Inc. (AMD)

Top Detractors:

Negative security selection within the financials and information technology sectors detracted from the Fund's performance.

Individual name detractors (portfolio contribution to return basis):

  Fiserv, Inc. (FISV)

  UnitedHealth Group (UNH)

  Kenvue, Inc. (KVUE)

Investment approaches cycle in and out of favor, and a focus on quality businesses with sustainable competitive advantages while remaining cognizant of valuations has been out of favor since the market bottom of October 2022. The investment team remains focused on owning what we believe are high-quality growth companies with sustainable competitive advantages, consistent revenue and earnings growth, strong balance sheets, capable management teams, and that are trading at reasonable valuations.

Comparison of a Change in Value of a $10,000 Investment
As of October 31, 2025

The following graph compares the initial account value and subsequent account value at the end of each of the most recently completed ten fiscal years of the Fund to the same investment over the same periods in the S&P 500 Index. The graph assumes a $10,000 investment in the Fund and the index at the beginning of the period. The comparison is shown for illustrative purposes only.

The Standard & Poor's (S&P) 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

Average Annual Total Returns
As of October 31, 2025
	Seven Month	1 Year	5 Years	10 Years
Nicholas Fund	10.41%	8.10%	14.44%	11.94%
S&P 500 Index	22.76%	21.45%	17.64%	14.64%

The Fund's past performance is not a good predictor of how the Fund will perform in the future.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.

Key Fund Statistics
As of October 31, 2025
Net Assets	$4,179,496,799
Number of Portfolio Holdings	58
Portfolio Turnover Rate	9.04%
Total Advisory Fees Paid	$15,626,013
Top Ten Equity Holdings
As of October 31, 2025
Name	Percentage of Net Assets
Alphabet Inc. Class C	6.08%
NVIDIA Corporation	5.58%
Amazon.com, Inc.	5.08%
Microsoft Corporation	5.03%
Apple Inc.	3.78%
Advanced Mirco Devices, Inc.	2.38%
TJX Companies Inc	2.20%
Thermo Fisher Scientific, Inc.	2.16%
Eli Lilly & Company	2.02%
The Home Depot, Inc.	1.98%
Total of top ten	36.29%
Sector Diversification (As a Percentage of Total Investments)
As of October 31, 2025
How Has the Fund Changed?

Changes in fiscal and tax year end: Effective April 1, 2025, the Fund's fiscal and tax year ends changed from March 31 to October 31. The Fund continued to follow its March 31 regulatory reporting schedule through September 30, 2025, after which it prepared this annual report for the 7-month period ended October 31, 2025.

Portfolio Manager update: Effective November 1, 2025, Michael Shelton is no longer a Portfolio Manager of the Fund.

Where Can I Find Additional Information About the Fund?

Additional information is available on the Fund's website, www.nicholasfunds.com/FundMaterials, including its:

  prospectus

  financial information

  proxy voting information

Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those of other members of your household, please call the Fund at 1-800-544-6547.

(b) Not applicable.

Item 2. Code of Ethics.

(a) The registrant has adopted a Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer.

(b) Not applicable.

(c) During the period covered by the report, there were no amendments to the provisions of the Code of Ethics adopted in Item 2(a) above.

(d) During the period covered by the report, no implicit or explicit waivers were made with respect to the provisions of the Code of Ethics adopted in Item 2(a) above.

(e) Not applicable.

(f) The registrant’s Code of Ethics is attached as Exhibit 19(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that Mr. David P. Pelisek, an independent director, qualifies as an audit committee financial expert as that term is defined for purposes of this item. He was selected as the Fund’s Audit Committee Financial Expert at the Fund’s Board of Directors Meeting held on February 3, 2020.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Fund's principal accountant (the "Auditor") for the audit of the Fund's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $22,500 in the fiscal year ended 10/31/2025 and $34,362 in the fiscal year ended 03/31/2025.

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the Auditor to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $5,500 in the fiscal year ended 10/31/2025 and $6,520 in the fiscal year ended 03/31/2025. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for professional services rendered by the Auditor to the Fund's investment adviser were approximately $22,330 in 2024 and $21,680 in 2023. These services were for the audit of the investment adviser for the adviser's fiscal year ended 10/31/2024 and 10/31/2023, respectively.

(e) (1) Audit Committee Pre-Approval Policies and Procedures. The Fund's Board of Director's has not adopted any pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The Fund's Board of Directors meets with the Auditors and management to review and authorize the Auditor's engagements for audit and non-audit services to the Fund and its Adviser prior to each engagement.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

     (b)   N/A

     (c)   N/A

     (d)   N/A

(f)  No disclosures are required by this Item 4(f).

(g) There were no non-audit fees billed in each of the last two fiscal years by the Auditor for services rendered to the Fund or the Fund's investment adviser that provides ongoing services.

(h)  No disclosures are required by this Item 4(h).

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the financial statements and financial highlights for open-end management investment companies under Item 7 of this Form N-CSR.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) and (b)

ANNUAL FINANCIAL STATEMENTS AND OTHER INFORMATION

October 31, 2025

NICHOLAS FUND, INC.

CONSISTENCY *in a* WORLD *of* CHANGE

WWW.NICHOLASFUNDS.COM

Financial Highlights (NICSX) For a share outstanding throughout each period

	Seven Months Ended		Years Ended March 31,
	10/31/2025*		2025	2024	2023	2022	2021
NET ASSET VALUE, BEGINNING OF PERIOD	$89.46		$95.25	$75.77	$80.56	$80.14	$56.53
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (1)	.11		.28	.32	.21	.15	.33
Net gain (loss) on securities (realized and unrealized)	8.94		1.54	25.06	(3.43)	10.51	28.49
Total from investment operations	9.05		1.82	25.38	(3.22)	10.66	28.82

LESS DISTRIBUTIONS
From net investment income	—		(.28)	(.32)	(.19)	(.20)	(.34)
From net capital gain	(4.83)		(7.33)	(5.58)	(1.38)	(10.04)	(4.87)
Total distributions	(4.83)		(7.61)	(5.90)	(1.57)	(10.24)	(5.21)

NET ASSET VALUE, END OF PERIOD	$93.68		$89.46	$95.25	$75.77	$80.56	$80.14

TOTAL RETURN	10.41	%(2)	1.84%	34.93%	(3.86)%	13.42%	51.97%

SUPPLEMENTAL DATA
Net assets, end of period (millions)	$4,179.5		$3,986.5	$4,177.7	$3,256.2	$3,582.6	$3,353.3
Ratio of expenses to average net assets	.70	%(3)	.70%	.70%	.71%	.71%	.71%
Ratio of net investment income to average net assets	.20	%(3)	.28%	.39%	.30%	.18%	.46%
Portfolio turnover rate	9.04	%(2)	15.41%	10.67%	15.61%	11.49%	16.74%

*	The Fund changed its fiscal year end to October 31 during the period. The period is from April 1, 2025 to October 31, 2025.

(1)	Computed based on average shares outstanding.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

Schedule of Investments October 31, 2025

Shares or Principal Amount		Value
COMMON STOCKS — 97.01%
	Communication Services - Media & Entertainment — 9.96%
901,395	Alphabet Inc. Class C	$254,031,139
99,560	Meta Platforms, Inc.	64,549,726
50,015	Netflix, Inc.*	55,959,783
831,584	Trade Desk, Inc. Class A*	41,812,043
		416,352,691
	Consumer Discretionary - Consumer Discretionary Distribution & Retail — 10.92%
869,171	Amazon.com, Inc.*	212,268,942
218,308	Home Depot, Inc.	82,867,534
732,445	O’Reilly Automotive, Inc.*	69,172,106
657,130	TJX Companies Inc	92,090,198
		456,398,780
	Consumer Discretionary - Consumer Services — 3.35%
1,076,335	Chipotle Mexican Grill, Inc.*	34,109,056
178,045	McDonald’s Corporation	53,133,969
653,460	Starbucks Corporation	52,845,310
		140,088,335
	Consumer Staples - Consumer Staples Distribution & Retail — 1.92%
87,870	Costco Wholesale Corporation	80,089,111

	Consumer Staples - Food, Beverage & Tobacco — 1.62%
981,320	The Coca-Cola Company	67,612,948

	Financials - Banks — 1.55%
208,430	JPMorgan Chase & Co.	64,846,742

	Financials - Financial Services — 7.32%
526,574	Fiserv, Inc.*	35,117,220
395,000	Intercontinental Exchange, Inc.	57,784,550
120,275	Mastercard Incorporated Class A	66,390,597
164,740	S&P Global, Inc.	80,262,975
195,120	Visa Inc. Class A	66,485,189
		306,040,531

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued) October 31, 2025

Shares or Principal Amount		Value
COMMON STOCKS — 97.01% (continued)
	Financials - Insurance — 1.47%
180,507	Aon Plc Class A	$61,495,125

	Health Care - Health Care Equipment & Services — 4.11%
685,410	Alcon AG	50,644,945
624,170	Boston Scientific Corporation*	62,866,402
163,895	Stryker Corporation	58,385,955
		171,897,302
	Health Care - Pharmaceuticals, Biotechnology & Life Sciences — 7.79%
1,002,813	AstraZeneca PLC	82,631,791
98,060	Eli Lilly & Company	84,612,052
1,347,460	Sanofi Sponsored ADR	68,154,527
159,228	Thermo Fisher Scientific Inc.	90,344,375
		325,742,745
	Industrials - Capital Goods — 5.49%
918,155	Carrier Global Corporation	54,621,041
44,210	Eaton Corporation plc	16,868,768
1,320,580	Fastenal Company	54,341,867
650,000	Fortive Corp.	32,721,000
151,040	Illinois Tool Works Inc.	36,841,677
296,245	Johnson Controls International plc	33,887,466
		229,281,819
	Industrials - Commercial & Professional Services — 2.59%
259,210	Cintas Corporation	47,505,417
363,010	Waste Connections, Inc.	60,869,517
		108,374,934
	Information Technology - Semiconductors & Semiconductor Equipment — 11.89%
388,939	Advanced Micro Devices, Inc.*	99,615,057
50,895	KLA Corporation	61,518,822
355,897	Lam Research Corporation	56,039,542
1,152,620	NVIDIA Corporation	233,394,024
288,096	Texas Instruments Incorporated	46,515,980
		497,083,425

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued) October 31, 2025

Shares or Principal Amount		Value
COMMON STOCKS — 97.01% (continued)
	Information Technology - Software & Services — 20.26%
173,779	Adobe Incorporated*	$59,138,731
280,974	Atlassian Corp Class A*	47,602,615
135,503	Cadence Design Systems, Inc.*	45,893,511
406,358	Microsoft Corporation	210,416,236
222,630	Palo Alto Networks, Inc.*	49,032,031
80,000	Roper Technologies, Inc.	35,692,000
270,220	Salesforce, Inc.	70,367,990
67,015	ServiceNow, Inc.*	61,605,549
295,850	Snowflake Inc.*	81,323,248
126,097	Synopsys, Inc.*	57,225,340
280,695	Workday, Inc. Class A*	67,344,344
184,180	Zscaler, Inc.*	60,989,365
		846,630,960
	Information Technology - Technology Hardware & Equipment — 3.78%
583,760	Apple Inc.	157,831,191

	Materials - Materials — 2.99%
202,240	Sherwin-Williams Company	69,760,666
190,310	Vulcan Materials Company	55,094,745
		124,855,411
	TOTAL COMMON STOCKS (cost $1,825,147,061)	4,054,622,050

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued) October 31, 2025

Shares or Principal Amount		Value
SHORT-TERM INVESTMENTS — 3.22%
	Money Market Demand Account — 0.83%
$34,891,467	U.S. Bank Money Market, 3.70%	$34,891,467

	Money Market Fund — 1.20%
50,000,000	First American Money Market Funds Government Obligations Fund - X Class, 7-day net yield, 3.987%	50,000,000

	U.S. Government Security — 1.19%
50,000,000	U.S. Treasury Bill 12/26/2025, 3.835%	49,712,724

	TOTAL SHORT-TERM INVESTMENTS (cost $134,601,189)	134,604,191
	TOTAL INVESTMENTS (cost $1,959,748,250) — 100.23%	4,189,226,241
	LIABILITIES, NET OF OTHER ASSETS — (0.23)%	(9,729,442)
	TOTAL NET ASSETS (basis of percentages disclosed above) — 100%	$4,179,496,799

*	Non-income producing security.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities October 31, 2025

ASSETS
Investments in securities at value (cost $1,959,748,250)	$4,189,226,241
Receivables
Dividend and interest	1,688,045
Capital stock subscription	28,626
Total receivables	1,716,671
Other	148,363
Total assets	4,191,091,275

LIABILITIES
Payables
Investment securities purchased	8,409,092
Due to adviser
Management fee	2,302,132
Accounting and administration fee	39,965
Total due to adviser	2,342,097
Capital stock redemption	632,911
Other payable and accrued expense	210,376
Total liabilities	11,594,476
Total net assets	$4,179,496,799

NET ASSETS CONSIST OF
Paid in capital	$1,794,509,445
Accumulated distributable earnings	2,384,987,354
Total net assets	$4,179,496,799

NET ASSET VALUE PER SHARE ($.50 par value, 200,000,000 shares authorized), offering price and redemption price (44,612,637 shares outstanding)	$93.68

The accompanying notes to financial statements are an integral part of this statement.

Statements of Operations For the seven months ended October 31, 2025 and the year ended March 31, 2025

	Seven Months Ended 10/31/2025(*)	Year Ended 3/31/2025
INCOME
Dividend (net of foreign taxes of $505,133 and $555,808, respectively)	$18,554,930	$33,988,463
Interest	3,103,175	7,412,140
Total income	21,658,105	41,400,603

EXPENSES
Management fee	15,626,013	27,378,303
Transfer agent fees	359,853	650,694
Administration services	273,227	473,283
Accounting & pricing services	147,114	261,945
Custodian fees	119,023	213,068
Insurance	92,806	144,020
Registration fees	44,157	61,334
Printing	37,370	60,460
Postage and mailing	35,546	79,515
Audit and tax fees	27,809	40,476
Directors’ fees	22,725	45,450
Legal fees	9,185	12,833
Other operating expenses	9,583	15,536
Total expenses	16,804,411	29,436,917
Net investment income	4,853,694	11,963,686

NET REALIZED GAIN ON INVESTMENTS	157,753,369	357,075,288

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON INVESTMENTS	243,059,737	(286,816,112)
Net realized and unrealized gain (loss) on investments	400,813,106	70,259,176
Net increase (decrease) in net assets resulting from operations	$405,666,800	$82,222,862

(*)	The Fund changed its fiscal year end to October 31 during the period. The period is from April 1, 2025 to October 31, 2025.

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets For the seven months ended October 31, 2025 and the years ended March 31, 2025 and March 31, 2024

	Seven Months Ended 10/31/2025(*)	Year Ended 3/31/2025	Year Ended 3/31/2024
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,853,694	$11,963,686	$14,088,924
Net realized gain on investments	157,753,369	357,075,288	294,009,899
Change in net unrealized appreciation/depreciation on investments	243,059,737	(286,816,112)	796,703,716
Net increase (decrease) in net assets resulting from operations	405,666,800	82,222,862	1,104,802,539

DISTRIBUTIONS TO SHAREHOLDERS
From investment operations	(212,693,520)	(332,654,830)	(252,632,777)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued (212,644, 543,918 and 865,589 shares, respectively)	19,176,547	51,652,804	72,598,215
Reinvestment of distributions (2,106,533, 3,271,430 and 2,845,727 shares, respectively)	187,039,027	301,378,060	232,949,541
Cost of shares redeemed (2,268,666, 3,115,639 and 2,825,818 shares, respectively)	(206,194,569)	(293,830,207)	(236,196,734)
Change in net assets derived from capital share transactions	21,005	59,200,657	69,351,022
Total increase (decrease) in net assets	192,994,285	(191,231,311)	921,520,784

NET ASSETS
Beginning of period	3,986,502,514	4,177,733,825	3,256,213,041
End of period	$4,179,496,799	$3,986,502,514	$4,177,733,825

(*)	The Fund changed its fiscal year end to October 31 during the period. The period is from April 1, 2025 to October 31, 2025.

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements October 31, 2025

(1)	Summary of Significant Accounting Policies —

Nicholas Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The primary objective of the Fund is long-term growth.

Change in Fiscal and Tax Year Ends: On February 10, 2025, the Fund’s Board of Directors approved that the Fund’s fiscal and tax year ends be changed from March 31 to October 31. The following is a summary of the significant accounting policies of the Fund:

(a)

Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price. Investments in shares of open-end mutual funds, including money market funds, are valued at their daily closing net asset value. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-sized trading units, issuer analysis, bond market activity and various other factors. Short-term investments are valued using evaluated bid prices. Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of Directors. The Board of Directors has delegated fair value responsibilities to Nicholas Company, Inc., the Fund’s adviser. The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the period. Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value Measurement” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the

Notes to Financial Statements (continued) October 31, 2025

asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 -	quoted prices in active markets for identical investments

Level 2 -

other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2025 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 –
Common Stocks(1)	$4,054,622,050
Money Market Deposit Account	34,891,467
Money Market Fund	50,000,000
Level 2 –
U.S. Government Security	49,712,724
Level 3 –
None	—
Total	$4,189,226,241

(1)	See Schedule of Investments for further detail by industry.

The Fund did not hold any Level 3 investments during the period.

(b)	Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c)

Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

(d)

Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment income and net realized capital gains on

Notes to Financial Statements (continued) October 31, 2025

sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

(e)

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at least semiannually. Distributions of net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character. These reclassifications have no effect on net assets or net asset value per share. At October 31, 2025, reclassifications were recorded to increase undistributed ordinary income by $8,362,220, and decrease paid in capital by $8,362,220.

The tax character of distributions paid during the seven months ended October 31, 2025 and the years ended March 31, 2025 and March 31, 2024, was as follows:

	10/31/2025	03/31/2025	03/31/2024
Distributions paid from:
Ordinary income	$—	$20,042,718	$13,693,240
Long-term capital gain	212,693,520	312,612,112	238,939,537
Total distributions paid	$212,693,520	$332,654,830	$252,632,777

As of October 31, 2025, investment cost for federal tax purposes was $1,959,748,250 and the tax basis components of net assets were as follows:

Unrealized appreciation	$2,273,838,039
Unrealized depreciation	(44,360,048)
Net unrealized appreciation	2,229,477,991
Undistributed ordinary income	—
Accumulated undistributed net realized capital gains	155,509,363
Paid in capital	1,794,509,445
Net assets	$4,179,496,799

The differences between U.S. GAAP financial statement and tax-basis cost is attributable primarily to the Fund’s holdings in partnership interests.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of October 31, 2025. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the period ended October 31, 2025. At October 31, 2025, the fiscal years 2022 through 2025 remain open to examination in the Fund’s major tax jurisdictions.

Notes to Financial Statements (continued) October 31, 2025

(f)

The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) ASC 946, “Financial Services - Investment Companies.” U.S. GAAP guidance requires management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(g)

In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

(h)

In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and Liabilities of October 31, 2025. There have been no material subsequent events since October 31, 2025 that would require adjustment to or additional disclosure in these financial statements.

(2)	Related Parties —

(a)	Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of 0.75% of the average net asset value up to and including $50 million and 0.65% of the average net asset value in excess of $50 million.

The Adviser may be paid for accounting and administrati,on services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services.

Notes to Financial Statements (continued) October 31, 2025

(b)	Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the Fund. The Fund incurred expenses of $5,239 for the period ended October 31, 2025 for legal services rendered by this law firm.

(3)	Investment Transactions —

For the period ended October 31, 2025, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $359,882,439 and $572,104,273, respectively.

(4)	Operating Segments —

The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (“Topic 280”) - Improvements to Reportable Segment Disclosures. The standard impacts financial statement disclosures only and does not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The management committee of the Fund’s adviser acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers. The financial information in the form of the Fund’s portfolio investments, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying statement of assets and liabilities as “total assets” and significant segment expenses are listed on the accompanying statement of operations.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Nicholas Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Nicholas Fund, Inc. ( the “Fund”), including the schedule of investments, as of October 31, 2025, the related statements of operations, statements of changes in net assets, financial highlights for the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations, the changes in its net assets, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Nicholas Fund, Inc.	For the period from April 1, 2025 through October 31, 2025 and for the year ended March 31, 2025	For the period from April 1, 2025 through October 31, 2025 and for the years ended March 31, 2025 and 2024	For the period from April 1, 2025 through October 31, 2025 and for the years ended March 31, 2025, 2024, 2023, 2022, and 2021

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial

Report of Independent Registered Public Accounting Firm (continued)

highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
Milwaukee, Wisconsin
December 22, 2025

We have served as the Company’s auditor since 1977.

Approval of Investment Advisory Contract (unaudited)

A discussion of the Approval by the Board of Directors of the Fund’s Investment Advisory Contract can be found in the Fund’s Semiannual Financial Statements and Other Information dated September 30, 2025.

Information on Proxy Voting (unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 or 414-276-0535. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website, www.sec.gov.

Nicholas Funds Services Offered (unaudited)

●	IRAs

●	Traditional	●	SEP
●	Roth	●	SIMPLE

●	Coverdell Education Savings Accounts

●	Automatic Investment Plan

●	Direct Deposit of Dividend and Capital Gain Distributions

●	Systematic Withdrawal Plan

●	Monthly Automatic Exchange between Funds

●	Telephone Purchase and Redemption

●	Telephone Exchange

●	24-hour Automated Account Information (800-544-6547)

●	24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds.

Directors and Officers

DAVID O. NICHOLAS, President and Director

JOHN A. HAUSER, Director

DAVID P. PELISEK, Director

JULIE M. VAN CLEAVE, Director

JENNIFER R. KLOEHN, Senior Vice President,
Treasurer and Chief Compliance Officer

LAWRENCE J. PAVELEC, Senior Vice President and Secretary

PAUL J. KNYCH, Vice President

Investment Adviser

NICHOLAS COMPANY, INC.

Milwaukee, Wisconsin

www.nicholasfunds.com

414-276-0535 or 800-544-6547

Accountant
Dividend Disbursing Agent
Transfer Agent

U.S. BANCORP FUND SERVICES, LLC

Milwaukee, Wisconsin

414-276-0535 or 800-544-6547

Distributor

QUASAR DISTRIBUTORS, LLC

Portland, Maine

Custodian

U.S. BANK N.A.

Milwaukee, Wisconsin

Independent Registered Public Accounting Firm

DELOITTE & TOUCHE LLP

Milwaukee, Wisconsin

Counsel

MICHAEL BEST & FRIEDRICH LLP

Milwaukee, Wisconsin

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The statutory and summary prospectus contain this and other important information about the investment company, and they may be obtained by calling 1-800-544-6547 or visiting www.nicholasfunds.com. Please read the prospectus carefully before investing.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

There have been no such changes in or disagreements with accountants as contemplated by Item 304 of Regulation S-K.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable for this reporting period.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The remuneration paid to directors, officers, and others is disclosed in the Statement of Operations included under Item 7.(a) Financial Statements and Financial Highlights for Open-End Management Investment Companies of this Report.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The basis for approval of the investment advisory contract is included under Item 7.(a) Financial Statements and Financial Highlights for Open-End Management Investment Companies of this Report.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to closed-end funds.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to closed-end funds.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 16. Controls and Procedures.

(a) The Fund’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Applicable only to closed-end funds.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable to this filing.

Item 19. Exhibits.

(a)(1) Sarbanes-Oxley Code of Ethics for Principal Executive and Senior Financial Officers (that is the subject of the disclosure required by Item 2), attached hereto as EX-99.CODE ETH.

(a)(2) Not applicable to this filing.

(a)(3) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, attached hereto as EX-99.CERT.

(a)(4) Not applicable to this filing.

(a)(5) Change in the registrant’s independent public accountant.

Not applicable to this filing.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, attached hereto as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Fund, Inc.

By:	/s/ David O. Nicholas
Name:	David O. Nicholas
Title:	Principal Executive Officer

Date:	December 19, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David O. Nicholas
Name:	David O. Nicholas
Title:	Principal Executive Officer
Date:	December 19, 2025

By:	/s/ Jennifer R. Kloehn
Name:	Jennifer R. Kloehn
Title:	Principal Financial Officer
Date:	December 19, 2025